THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                              ACQUISITION AGREEMENT
                              ---------------------

         AGREEMENT made this 30th day of September, 2003, by and between REXRAY CORPORATION, a Colorado corporation, (the "ISSUER"), its principal shareholders and officers and directors (hereinafter "Shareholders"), and CytoDyn of New Mexico, Inc., a New Mexico corporation ("CytoDyn").

         In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration, including $10,000 in cash, receipt of which is hereby acknowledged by ISSUER,

         THE PARTIES HERETO AGREE AS FOLLOWS:

         1.       ACQUISITION OF TRADE NAME AND PATENT LICENSE.
                  ---------------------------------------------

         i. Subject to the terms and conditions of this Agreement, ISSUER agrees to issue to CytoDyn, a total of 5,362,640 post-reverse split shares of the common stock of ISSUER, in exchange for the following assets: 1) the trademarks, CytoDyn Cytolin, and that certain trademark symbol, a copy of which is attached hereto as Schedule 1(i) (hereinafter collectively"trademark"), and 2) the assignment of that certain patent license agreement dated July 1, 1994 by and between Allen D. Allen and CytoDyn of New Mexico, Inc., ("license"), which license is attached hereto as Exhibit "A" and covers U.S. Patent No.s 5424066, 5651970, and 6534057, and described as a "method for inhibiting disease associated with the Human Immunodeficiency Virus through the use of monoclonal antibodies directed against anti-self cytotoxic T-lymphocytes or their lytics" (hereinafter "license.")

         ii. The above-referenced shares are calculated after the effectuation of a one for two reverse split of the common share capital of ISSUER, which shall be duly approved by its shareholders.

         2.       REPRESENTATIONS   AND  WARRANTIES.   ISSUER  and  Shareholders
represent and warrants to CytoDyn the following:


                  i. Organization. ISSUER is a corporation duly organized, validly existing, and in good standing under the laws of Colorado, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Colorado. All actions taken by the Incorporators, directors and shareholders of ISSUER have been valid and in accordance with the laws of the State of Colorado. ISSUER is current in its reporting obligations to the Securities and Exchange Commission.

                  ii. Capital. The authorized capital stock of ISSUER currently consists of 20,000,000 shares of common stock, $0.001 par value, of which 1,780,000 are issued and outstanding, prior to the effectuation of a one for two (1:2) reverse split of ISSUER's common share capital. All outstanding shares are fully paid and nonassessable, free of liens, encumbrances, options, restrictions (with the exception of Rule 144 requirements) and legal or equitable rights of others not a party to this Agreement. Following the one for two reverse split of share capital contemplated by this Agreement, and the closing, there shall be a total of 6,277,640 shares of common stock of ISSUER issued and outstanding and there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ISSUER to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding shares of ISSUER are subject to any stock restriction agreements. All of the shareholders of ISSUER have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of Colorado.

                  iii. Financial Statements. The financial statements of the ISSUER have been audited and prepared in accordance with generally accepted accounting principles consistently followed by ISSUER throughout the periods indicated, and fairly present the financial position of ISSUER as of the date of the balance sheet and the financial statements, and the results of its operations for the periods indicated. ISSUER is current in its filings with the Securities and Exchange Commission, and all such filings are accurate and complete.

                  iv. Absence of Changes. Since the date of the financial statements filed with the Securities and Exchange Commission, there has not been any change in the financial condition or operations of ISSUER, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

                  v. Liabilities. ISSUER does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the ISSUERS' financial statement. ISSUER is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving ISSUER or its common stock. There is no dispute of any kind between the ISSUER and any third party, and no such dispute will exist at the closing of this Agreement. At closing, ISSUER will be free from any and all liabilities, liens, claims and/or commitments.

                  vi. Ability to Carry Out Obligations. ISSUER has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Issuer and the performance by ISSUER of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which ISSUER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause ISSUER to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of ISSUER or upon the securities of ISSUER to be acquired.

                  vii. Full Disclosure. None of the representations and warranties made by the ISSUER and/or Shareholders, or in any memorandum, document or whatever form, or in any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

                  viii. Contract and Leases. ISSUER is not currently carrying on any business and is not a party to any contract, agreement or lease. No person holds a power of attorney from ISSUER.

                  ix. Compliance with Laws. ISSUER has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to ISSUER. ISSUER has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities and in its filings with the Securities and Exchange Commission and all of such filings have been timely made. All of the certifications made in connection with its filings are true and correct. All of ISSUER's affiliates who are subject to
Section 16 of the Securities and Exchange Act of 1934 have made timely and accurate filings under that section.

                  x. Litigation. ISSUER is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the ISSUER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against ISSUER and ISSUER is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

                  xi. Conduct of Business. Prior to the closing, ISSUER shall conduct its business in the normal course, and shall not (1) sell, pledge, or assign any assets (2) amend its Articles of Incorporation or Bylaws, (3) declare dividends, redeem or sell or issue stock or other securities, (4) incur any liabilities, (5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction or commit to or agree to do any of the foregoing. There are no cumulative voting rights with respect to the common stock issued by ISSUER.

                  xii. Documents. All minutes, consents or other documents pertaining to ISSUER to be delivered at closing shall be valid and in accordance with the laws of Colorado.

                  xiv. Title. The Shares to be issued to CytoDyn will be, at closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, shall be issued pursuant to Regulation D, Section 506 and 4(2)of the Act and shall bear a legend in the following format: "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED BY THE ISSUEE FOR INVESTMENT PURPOSES. SAID SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, OR A PRIOR OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT." None of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement, the ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to CytoDyn. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares to CytoDyn, impair, restrict or delay CytoDyn's voting rights with respect to the Shares.

                  xv. Employees. Except for the fact that the ISSUER has officers who are deemed to be employees by law, the ISSUER does not have now, nor has it ever had any employees and is not now, nor has it ever had any COBRA or other benefit obligations. The current directors and officers of the ISSUER are not entitled to any compensation of any form, whether past, current or future that has not been paid and no severance benefits are payable to them.

                  xvi. Taxes. There are no outstanding or threatened tax liens, assessments, or audits against ISSUER or any of its assets.


         3.       CytoDyn represents and warrants to ISSUER the following:

                  i. Organization. CytoDyn is a corporation duly organized, validly existing, and in good standing under the laws of New Mexico, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in New Mexico. All actions taken by the Incorporators, directors and CytoDyn of CytoDyn have been valid and in accordance with the laws of New Mexico.

                  ii.   CytoDyn  and  Issued   Stock.   CytoDyn   currently  has
outstanding 63,283 shares of common stock.

                  iii. Counsel. CytoDyn represents and warrants that prior to Closing, that it has been represented by independent counsel or has had the opportunity to retain independent counsel to represent it in this transaction.

                  iv. Financial Statements. The financial statements of CytoDyn have been prepared in accordance with generally accepted accounting principles consistently followed by CytoDyn throughout the periods indicated, and fairly present the financial position of CytoDyn as of the date of the balance sheet and the financial statements, and the results of its operations for the periods indicated.

                  v. Absence of Changes. Since the date of the letter of intent executed by the parties, there has not been any change in the financial condition or operations of CytoDyn, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

                  vi. Liabilities. CytoDyn does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the CytoDyn's financial statement. CytoDyn is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving CytoDyn or its common stock. There is no dispute of any kind between CytoDyn and any third party, and no such dispute will exist at the closing of this Agreement. At closing, CytoDyn will be free from any and all liabilities, liens, claims and/or commitments, except those disclosed in its financial statements, which include but are not limited to loans taken and legal fees outstanding for the protection of its U.S. and foreign patents. All such liabilities are under $150,000.

                  vii. Ability to Carry Out Obligations. CytoDyn has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Issuer and the performance by CytoDyn of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which CytoDyn or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause CytoDyn to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of CytoDyn to be acquired.

                  viii. Full Disclosure. None of the representations and warranties made by CytoDyn and/or its principals, or in any memorandum, document or whatever media form furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

                  ix. Contract and Leases. CytoDyn is not currently carrying on any business and is not a party to any contract, agreement or lease. No person holds a power of attorney from CytoDyn.

                  x. Compliance with Laws. CytoDyn has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to CytoDyn. CytoDyn has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

                  xi. Litigation. CytoDyn is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation, with the exception of that which is disclosed herein on Schedule B attached hereto. To the best knowledge of the CytoDyn, there is no basis for any such action or proceeding and no such action or proceeding is threatened against CytoDyn and CytoDyn is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality. CytoDyn is a party plaintiff to a lawsuit against Rex Lewis for fraud it believes was committed against the company, and the controversy surrounding this litigation is set forth in subparagraph xvii and Schedule B.

                  xii. Conduct of Business. Prior to the closing, CytoDyn shall conduct its business in the normal course, and shall not (1) sell, pledge, or assign any assets (2) amend its Articles of Incorporation or Bylaws, (3) declare dividends, redeem or sell stock or other securities, (4) incur any liabilities,
(5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction.

                  xiii. Documents. All minutes, consents or other documents pertaining to ISSUER to be delivered at closing shall be valid and in accordance with the laws of New Mexico.

                  xiv. Accredited Status. CytoDyn is an accredited investor, as that term is defined in Rule 501 promulgated under the Securities Act of 1933. CytoDyn represents that it is able to fend for itself in the transaction contemplated by this agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied.

                  xv. Employees. Except for the fact that CytoDyn has officers who are deemed to be employees by law, CytoDyn does not have now, nor has it ever had any employees and is not now, nor has it ever had any COBRA or other benefit obligations.

                  xvi. Taxes. There are no outstanding or threatened tax liens, assessments, or audits against CytoDyn or any of its assets.

                  xvii. Prior Acquisition failure. Allen D. Allen and CytoDyn had previously licensed the CytoDyn patents and trademarks to Amerimmune Pharmaceuticals, Inc. This license was attached as Document 2 to the annual report on Form 10SB, filed by Amerimmune with the Securities and Exchange Commission on June 29, 2000. The license terminated under its own terms (paragraph 11.2 thereof) on August 14, 2001 when Amerimmune filed a quarterly report on Form 10Q with the Securities and Exchange Commission, indicating that it would not abide by paragraph 6, page 8 of the license agreement. This provision of the license is required by federal law. Amerimmune's C.E.O., Rex H:
Lewis, subsequently filed for bankruptcy protection for Amerimmune in the U.S. Bankruptcy Court in Las Vegas, Nevada, and claimed therein that Amerimmune not only owned the rights it had abandoned under the license, but also the major assets of its key vendors. After resigning as an officer and director of Amerimmune, Lewis then attempted to buy all such property rights and other property allegedly owned by Amerimmune for the sum of $10,000. This transaction was rejected by the Bankruptcy Court as a sham transaction. Further adverse actions by Mr. Lewis against CytoDyn and its assets are possible, but records of the U.S. Patent and Trademark Office currently show that the patents are owned by Allen D. Allen, the trademarks are owned by CytoDyn, and they are unencumbered by any assignment.

                  xiv. Patent Ownership. Allen D. Allen hereby warrants and represents that all of the patents referred to in this agreement are under his sole control and ownership, and that CytoDyn has his full agreement and authority to license the said patents to ISSUER pursuant to this Agreement. Only this subparagraph of this Agreement and the miscellaneous provisions of paragraph 8 that apply to it are binding upon and enforceable against Allen D. Allen in his individual capacity.

         4. INVESTMENT INTENT. CytoDyn agrees that the shares being issued pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration (a "Transfer"), only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of ISSUER, or an applicable exemption from registration. CytoDyn agrees, prior to any transfer, to give written notice to ISSUER expressing its desire to effect the transfer and describing the proposed transfer.

         5. CLOSING. The closing of this transaction shall take place at the offices of the ISSUER's counsel at 629 State Street, Suite 217, Santa Barbara, California, on or before **, 2003.


         6.       DOCUMENTS TO BE DELIVERED AT CLOSING.
                  -------------------------------------

                  i.       By the ISSUER:

                  (1) A certificate or certificates for 5,362,640 Shares, registered in the name of CytoDyn.

                  (2)      The resignation of all officers of ISSUER.

                  (3) A Board of Directors resolution appointing such person as CytoDyn shall designate as a director(s) of ISSUER.

                  (4)      The resignation of all the directors of ISSUER.

                  (5) Current SEC filings of the ISSUER, which shall include a current balance sheet and statements of operations, stockholders equity and cash flows for the twelve (12) month period then ended.

                  (6) All of the business and corporate records of ISSUER, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

                  (7)      Such  other  minutes  of  ISSUER's   shareholders  or
directors as may reasonably be required by CytoDyn.

                  (8) An Opinion Letter from ISSUER's Attorney attesting to the validity and condition of the ISSUER, this transaction, the issuance of ISSUER's outstanding shares and the status of ISSUER's filings with the Securities and Exchange Commission.

                  ii.      By CytoDyn:
                           -----------

                  (1) Delivery of a valid assignment of the trademark and license.

                  (2) Consents signed by CytoDyn, consenting to the terms of this Agreement.

         7.       PRE AND POST CLOSING COVENANTS.
                  -------------------------------

                  i. Forgiveness of Rexray debt. Prior to the closing, all indebtedness of Rexray, if any, shall be forgiven and discharged by the obligee(s) thereof pursuant to a written instrument executed by said obligee(s) in favor of Rexray.

                  ii. Shareholder approval. Following the closing, Rexray shall obtain approval, if required by law, of this acquisition from its shareholders.

                  iii. License. An assignment of the license shall be executed by CytoDyn, in which paragraph 11 of the license will be redacted.

                  iv. Reverse split. Prior to the closing, ISSUER shall effect a one for two (1-2) reverse split of its common share capital, which will require a proxy statement or information statement filing, shareholder notice and approval of a majority of the outstanding common shares.

         8.       MISCELLANEOUS.

                  i. Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

                  ii. No oral change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

                  iii. Non Waiver. Except as otherwise provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (I) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

                  iv. Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

                  v. Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

                  vi. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  vii. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:

ISSUER:                             James B. Wiegand
                                    16200 WCR 18E
                                    Loveland, CO 80537
                                    Phone: (970) 635-0346
                                    Fax:   (970) 635-0346

CytoDyn:                            Allen D. Allen
                                    4236 Longridge Ave.
                                    Suite 302
                                    Studio City, CA 91604
                                    Phone: (505) 577-1636
                                    Fax:   (323) 525-0870

                  ix. Costs. All costs and expenses incurred in connection with this transaction, including all reasonable legal and accounting fees and expenses, whether or not the transaction is consummated, and any actions taken by either party in reliance upon this Agreement shall be at such party's sole risk and expense.

                  x. Cooperation. The parties agree to cooperate with each other to execute any and all documents which may be required to consummate the transaction, to file any documents required under local, state or federal law to consummate the transaction, and to obtain any necessary approvals of shareholders or any third parties.

                  xi. No third party beneficiaries. This Agreement is intended to benefit only the parties to this transaction, and there are no third party beneficiaries to this Agreement.



         IN WITNESS WHEREOF, the undersigned has executed this Agreement this 30th day of September, 2003.



                                      REXRAY CORPORATION


                                      By: /s/ James B. Wiegand
                                         ---------------------------------------
                                         James B. Wiegand, President


                                      CytoDyn of New Mexico, Inc.


                                      By: /s/ Allen D. Allen
                                         ---------------------------------------
                                         Allen D. Allen, President pursuant to a
                                         resolution of the Board of Directors of
                                         CytoDyn adopted on September 30, 2003.


                                      As to paragraph 3xviii and paragraph 6
                                      subparagraph ii (1) as the registered
                                      owner of the patents only:

                                       /s/ Allen D. Allen
                                      ---------------------------------------
                                      Allen D. Allen, Individually

                                   SCHEDULE B
                                 Legal Disputes

In Nevada
---------

Allen and CytoDyn had previously licensed the patents and trademarks to Amerimmune Pharmaceuticals, Inc. This license was attached as Document 2 to the annual report (10-KSB) filed by Amerimmune with the SEC on June 29, 2000 and is available for public inspection.

The license terminated under its own terms (paragraph 11.2) on August 13, 2001 when Amerimmune filed a 10Q with the SEC acknowledging on page 12 of the 10Q that Amerimmune would not abide by paragraph 6, page 6, of the license agreement. This provision of the license is required by federal law. There were several other breaches of the license, including, without limitation, default of the payments for patent and license fees.

Amerimmune's CEO, Rex H. Lewis, subsequently had Amerimmune file for Chapter 7 bankruptcy in Las Vegas, Nevada, claiming through his agent, Pamela M. Kapustay, that Amerimmune not only owned the rights it had abandoned but also the chief assets of its key vendors. After resigning as an officer and director of Amerimmune, Lewis then attempted to buy all such alleged property for himself for a payment of $10,000. This was immediately rejected by the bankruptcy judge. The trustee, on instruction from the judge, moved to dismiss the bankruptcy case, which the judge then dismissed on September 24, 2003.

The records of the U.S. Patent and Trademark Office (www.uspto.gov) and its foreign counterparts confirm that the patents are owned by Allen, the trademarks are owned by CytoDyn, and they are unencumbered by any assignment.

In California
-------------

Apparently by converting the proprietary methods of CytoDyn's chief laboratory vendor, Amerimmune abandoned the laboratory technology that CytoDyn had spent approximately $900,000 developing. To recover this loss, CytoDyn brought suit in California against Amerimmune's officers and directors which is scheduled to be heard as a jury trial in April of 2004. CytoDyn, and therefore Rexray, will only receive two thirds of any monetary damages recovered because CytoDyn is being represented under a partial contingent-fee agreement for legal services.

Rex Lewis (only) filed a cross-complaint against CytoDyn and its Directors. CytoDyn already has a summary judgment against some of the cross-complaint, which the judge ruled contained improper and prohibited causes of action. Surviving elements of the cross-complaint will be dealt with on merit since they are false and, in any event, do not specify any harm done to Lewis, who himself rendered Amerimmune insolvent and then made an unsuccessful attempt to acquire its assets for himself.

                               AMENDMENT NUMBER 1
                                       TO
                              ACQUISITION AGREEMENT

Rexray Corporation and CytoDyn of New Mexico, Inc. entered into an Acquisition Agreement dated September 30, 2003. The parties wish to amend that Agreement as set forth in this Amendment Number 1. Defined terms in this Amendment have the same meanings as they have in the Acquisition Agreement.

I.     The parties agree to amend the Acquisition Agreement as follows:

A.     Article 1.i. is amended to add the following sentence:

       ISSUER understands and agrees that the trademark and license are only part of the assets of CytoDyn, and that Issuer is not acquiring the business of CytoDyn. As a result, Issuer also understands that CytoDyn is not entering into a covenant not to compete or any other restriction on CytoDyn's business in connection with this Acquisition Agreement.

B. Article 3.ii. is deleted and the following Article 3.ii. is added in its place:

       Ownership of Assets. CytoDyn owns and has title to the trademark and license, subject to no liens or encumbrances.

C. Article 3.xii. is amended by adding the italicized language to the paragraph:

       Conduct of Business. Prior to the closing, CytoDyn shall conduct its business in the normal course, and shall not DO ANY OF THE FOLLOWING IN SUCH A WAY AS TO AFFECT THE SALE OF THE TRADEMARK AND LICENSE UNDER THIS ACQUISITION AGREEMENT: (1) sell, pledge, or assign any of the TRADEMARK OR LICENSE assets, (2) amend its Articles of Incorporation or Bylaws,
       (33) declare dividends, redeem or sell stock or other securities, (4) incur any liabilities, (5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction.

D.     Article 3.xvii is amended by deleting the title and adding in its place:

       Prior License Failure.

II.    The parties further agree that:

A. The amendments to the Acquisition Agreement will be deemed to have been made as of the date of the Acquisition Agreement.


Amendment Number 1
Page 1 of 2

B. Except for the amendments, the terms and conditions of the Acquisition Agreement will remain unchanged.

Dated:  November 20, 2003

REXRAY CORPORATION



By:  /s/ Brian J. McMahon
   ------------------------------------------
   Brian J. McMahon, Executive Vice President

CytoDyn of New Mexico, Inc.



By:  /s/ Allen D. Allen
   ------------------------------------------
   Allen D. Allen, President



As to paragraph 3xiv and the provisions of paragraph 8 that apply to him only:


  /s/ Allen D. Allen
------------------------------------------
Allen D. Allen, Individually















Amendment Number 1
Page 2 of 2